UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

Blackstone Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-213043	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2017, Blackstone Real Estate Income Trust, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the meeting, as required by the Company’s Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstentions votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following seven individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained
Frank Cohen	31,040.063.93	396,619.07	1,167,514.64
A.J. Agarwal	31,056,008.20	383,217.22	1,164,972.22
Wesley LePatner	30,988,741.96	406,607.09	1,208,848.59
Raymond J. Beier	30,948,200.04	453,102.10	1,202,895.50
Richard I. Gilchrist	30,980,693.06	370,609.09	1,252,895.50
Field Griffith	30,936,698.05	392,124.06	1,275,375.54
Edward Lewis	30,973,086.38	446,112.09	1,184,999.17

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

Votes For	Votes Against	Votes Abstained
31,802,984.52	239,451.35	561,761.77

Proposal 3 – Approval of an amendment and restatement of the Company’s charter to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees.

Solely for the purpose of voting on Proposal 3, the Company adjourned the Annual Meeting to July 11, 2017 8:30 a.m. Eastern Daylight Time, to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, to permit stockholders of record as of April 1, 2017 additional time to consider the proposal. Valid proxies submitted prior to the Annual Meeting will continue to be valid for the upcoming reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at such reconvened Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: June 23, 2017
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Securities Counsel and Secretary